RumbleOn

DISRUPTING THE VEHICLE SUPPLY CHAIN USING INNOVATIVE TECHNOLOGY


Technology
Innovation
SYSTEM
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

JMP CONFERENCE PRESENTATION

Marshall Chesrown
Chairman & CEO

FEBRUARY 2019

RumbleOn

Forward Looking Statements & Projections

This presentation includes financial forecasts, projections, and other forward-looking statements regarding RumbleOn, Inc. ("Company"), its business and prospects. This forward-looking information is based on assumptions and expectations which, while considered reasonable by the Company and its management as of the date of this presentation, are subject to risks, uncertainties, and other factors that may cause actual results and performance to materially differ from results or performance expressed or implied by the forward-looking statements, including those risks set forth under the heading "Risk Factors" and elsewhere in our Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on February 27, 2018, and in our other filings with the SEC. The Company assumes no obligation to update the information in this presentation, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements, information and estimates contained herein are based on information that the Company believes to be reliable as of today's date, but the Company cannot assure you that such statements, information or estimates are complete or accurate.

Without limiting the foregoing, the inclusion of the financial projections in this presentation should not be regarded as an indication that the Company considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither the Company's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that the Company's management believes are reasonable, the Company provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved.

RumbleOn

OUR VISION

Disrupt the pre-owned vehicle supply chain through the use of innovative technology that aggregates, processes, and distributes inventory in a faster and more cost-efficient manner.

Acquire and distribute inventory through the only 100% online marketplace for all buyers and sellers.

RumbleOn

Key Investment Highlights

- Powerful Technology Platform
- Disruptive Strategy
- Revenue Growth and Margin Expansion
- Massive Addressable Market
- Agnostic Supply & Distribution
- Compelling Unit Economics



RumbleOn

The Used Vehicle Market is Massive and Fragmented

$1 Tn+

Annual Used Vehicle Sales[(1)]

5-6m

Vehicles Listed on Craigslist

50m+

Annual Used Retail Vehicle Sales[(1)]

50%

% of Vehicles Sales Peer-to-Peer[(1)]



MOTORCYCES &
POWERSPORTS
RV's
BOATS
$235 Bn
CARS & TRUCKS
$765 Bn

Graph: Aggregation of multiple sources.
Market data is from U.S. Census Bureau 2017 Retail Sales by Industry
[1]Edmunds.com 2017 Used Vehicle Market report and Publicly-listed dealership filings

RumbleOn

RumbleOn Has the Most Comprehensive Offering

	RumbleOn	CarMax	Carvana	CarGurus	TrueCar	craigslist	Manheim
Consumer to Dealer Sales	✓	✓	✓	✗	✗	✗	✗
Dealer to Consumer Sales	✓	✓	✓	✓	✓	✓	✗
Dealer to Dealer Sales	✓	✓	✗	✗	✗	✗	✓
Consumer to Consumer Sales	✓	✓	✓	✓	✗	✓	✗
Online Cash Offers Consumers	✓	✗	✓	✗	✓	✗	✗
Online Cash Offers Dealers	✓	✗	✗	✗	✗	✗	✗
Online Cash Offers Lenders	✓	✗	✗	✗	✗	✗	✗
Consumer Listing Site	✓	✗	✗	✓	✓	✓	✗
Dealer Listing Site	✓	✗	✗	✓	✓	✗	✓
Multi-Vehicle Segments	✓	✗	✗	✗	✗	✓	✓
Sales Data Aggregator	✓	✗	✗	✗	✓	✗	✓

RumbleOn

Proven Execution



Total Revenue
$900,000,000+
$109,000,000+
$19,255,022
$8,080,205
$3,706,142
$38,889
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 (1) 2018
FY (1) 2019



Total Units
50,000+
6,650+
2,875
2,013
878
355
313
10
0
0
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 (1) 2018
FY (1) 2019

[1] 2019 estimates are management's outlook as of October 26, 2018. Estimates are on a proforma basis, inclusive of the acquired properties Wholesale Inc. and Wholesale Express, LLC

Proprietary Technology Platform

OUR TECHNOLOGY PLATFORM IS CAPABLE OF SUPPORTING RAPID GROWTH

- Current product suite includes:
  - ✓Cash Offer Tool
  - ✓RumbleOn Marketplace
  - ✓RumbleOn Classifieds
  - ✓Dealer Direct
  - ✓Inventory Management
  - ✓Carvis – Automated Vehicle Purchasing System
  - ✓Tracker Tool
  - ✓Integration Systems
  - ✓AI – Machine Learning
  - ✓Robust RumbleOn Database

Powerful Integrations

salesforce, twilio, DocuSign, National Powersports Auctions NPA, Auction 123, Google Analytics, DOMO, Dialpad, Drift, Manheim, ebay, NADA



RumbleOn

RumbleOn

Capital Light Business Model

- ✓ *No Showrooms*
- ✓ *No Reconditioning Centers*
- ✓ *No Fulfillment Centers*
- ✓ *No Associated Personnel*


3rd Party
Partnerships
Provide
PHOTOS
RECONDITIONING
CONDITION
REPORTS
FULFILLMENT

MARKET PARTNERSHIPS


Current Locations
Anticipated 2019 Openings

16 Current Market Locations

RumbleOn

RumbleOn's Market Position

RumbleOn is disrupting the entire pre-owned vehicle supply chain with a nimble, capital-and-infrastructure-light model with multiple vehicle acquisition and distribution channels.



CONSUMERS
DEALERS
RumbleOn Classifieds
RumbleOn
CONSUMERS
DEALERS
RumbleOn DealerDirect

Pathway to Growth and Profitability

RumbleOn

Powersports

Revenue growth driven by:

- Dealer Direct online virtual inventory for all dealers
- Consumer only classified listing site
- Consumer adoption of online purchase model
- Shifting sales mix from dealer to consumer
- Higher purchase rates on cash offers

Gross Margin expansion by:

- Shifting sales mix from dealer to consumer
- Optimization of acquisition pricing from quality of data
- Optimization of sales pricing from use of more robust data
- Consumer utilization of Classifieds
- Vehicle Diversity

Automotive

Addition of RumbleOn technology and online purchase model will drive **Revenue growth through:**

- Enhancing efficiency of existing operations
- Expansion of online retail sales channel
- Expansion of inventory acquisition opportunities
- RumbleOn's online consumer direct acquisitions
- Additional distribution locations for a national footprint

Addition of RumbleOn technology and online purchase model will drive **Gross Margin expansion through:**

- Optimization of vehicle acquisition pricing
- Optimization of vehicle consumer and dealer pricing
- Increase blend of online retail sales and dealer sales

Why We are Different

Our mission is to disrupt the pre-owned vehicle supply chain through innovative technology

THE ONLY 100% ONLINE PRE-OWNED VEHICLE MARKETPLACE

- ✓ **Completely Agnostic Acquisition:** Acquire vehicles efficiently and cost effectively while optimizing margins
- ✓ **Completely Agnostic Distribution:** Minimize inventory risk and days-to-sale while continuing to scale
- ✓ **Capital-and-Infrastructure-Light Expansion Model**
- ✓ **Superior Buying and Selling Experience for Consumers and Dealers**
- ✓ **Proprietary Technology:** Robust and innovative technology platform capable of supporting rapid growth
- ✓ **Straight-forward Selling Process:** Provide sellers with a Cash Offer within 5 minutes, creating instant liquidity for consumers and dealers
- ✓ **VIN Driven:** Any item with a VIN will be eligible for a Cash Offer
- ✓ **Frictionless Marketplace:** Disrupt the traditional inefficiently-laden supply chain


RumbleOn
RumbleOn


RIDE ON. RALLY ON. RUMBLEON.
RumbleOn.com
BUY. SELL. TRADE.
Unit 101 | 877-8-Rumble
THANK YOU
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